UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

Acadian Asset Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38979	47-1121020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 State Street, Suite 601A
Boston, Massachusetts 02109
(617) 369-7300
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	AAMI	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual meeting format. At the Annual Meeting, the Company’s stockholders voted to approve the Company’s 2026 Equity Incentive Plan (the “2026 Plan”). All future equity awards will be made from the 2026 Plan, and the Company will not grant additional awards under the Acadian Asset Management Inc. Equity Incentive Plan or the Acadian Asset Management Inc. Non-Employee Directors’ Equity Incentive Plan. An aggregate of 4,562,064 shares of common stock, par value $0.001 per share, may be issued pursuant to awards granted under the 2026 Plan. The foregoing summary of the 2026 Plan is qualified in its entirety by reference to the full text of the 2026 Plan, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 5.07    Submission of Matters to a Vote of Security Holders.

As described above under Item 5.02 of this Current Report on Form 8-K, on June 11, 2026, the Company held the Annual Meeting. As of April 20, 2026, the record date for the Annual Meeting, the Company had 35,628,988 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Of these shares, 32,712,971 were present or represented by proxy at the Annual Meeting. A quorum was present for the transaction of business at the Annual Meeting. At the Annual Meeting, the Company’s stockholders considered and acted upon the following proposals:

1. Election of Directors. The stockholders elected the following individuals to serve as directors until the 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The table below sets forth the voting results for each director:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Robert J. Chersi	30,906,654	302,387	10,281	1,493,649
Andrew Kim	26,527,358	4,681,683	10,281	1,493,649
John Paulson	28,282,033	2,927,874	9,415	1,493,649
Barbara Trebbi	30,992,015	217,451	9,856	1,493,649
Kelly Young	30,371,554	837,867	9,901	1,493,649

2. Ratification of Independent Registered Public Accounting Firm. The stockholders voted to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,652,720	50,882	9,369	—

3. Advisory Vote on Executive Compensation. The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Company’s 2026 proxy statement (the “Proxy Statement”), including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the Proxy Statement. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,451,294	752,021	16,007	1,493,649

4. Vote on the Company's 2026 Equity Incentive Plan. The stockholders voted to approve the 2026 Plan. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,544,632	672,038	2,652	1,493,649

ITEM 9.01                                       Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	2026 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	June 11, 2026	ACADIAN ASSET MANAGEMENT INC.

		By:	/s/ Richard J. Hart
		Name:	Richard J. Hart
		Title:	Chief Legal and Administrative Officer and Secretary